Exhibit 10.12

Fourth Amended and Restated Rent Supplement

(Stanton Transmission Loop (f/k/a FERC) Lease)

January 1, 2015

This Fourth Amended and Restated Rent Supplement (this “Fourth Amended Supplement”) between SDTS FERC, L.L.C. (“Lessor”) and SU FERC, L.L.C. (“Lessee”) is executed and delivered on January 1, 2015 to memorialize supplements to the STL Lease (as defined below), effective as of January 1, 2015. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the STL Lease.

WHEREAS, Lessor and Lessee are Parties to a Third Amended and Restated Lease Agreement (Stanton Transmission Loop Assets) dated as of December 1, 2014 (as amended from time to time in accordance with its terms, the “STL Lease”);

WHEREAS, Lessor and Lessee executed a Third Amended and Restated Rent Supplement (Stanton Transmission Loop Lease) dated December 1, 2014 (the “Third Amended Supplement”);

WHEREAS, the Parties wish to amend and restate the Third Amended Supplement in its entirety.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1. The Third Amended and Restated Supplement is hereby amended and restated in its entirety as set forth below.

2. The STL Lease, except as supplemented by this Fourth Amended Supplement, shall remain in full force and effect.

3. As of May 1, 2014, the net plant subject to the STL Lease was $24,543,595.

Base Rent:

2014	$5,373,422
2015	$4,733,626
2016	$4,611,969
2017	$4,319,071
2018	$4,219,941
2019	$4,126,182
2020	$4,037,321
2021	$3,951,219

Term of Rent Supplement:                                                      Expires 12/31/21

STL LEASE

The Parties have executed this Fourth Amended Supplement to the STL Lease as of the date set forth above.

SU FERC, L.L.C.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SDTS FERC, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

STL LEASE